Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended February 29, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended February 29, 2020 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: April 29, 2020
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended February 29, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended February 29, 2020 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: April 29, 2020
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
Period (s) ended February 29, 2020
Putnam Emerging Markets Equity Fund
Putnam Floating Rate Income Fund
Putnam Focused Equity Fund
Putnam Global Health Care Fund
Putnam Global Technology Fund
Putnam Income Strategies Portfolio
Putnam International Capital Opportunities Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund
Putnam PanAgora Managed Futures Strategy
Putnam Retirement Advantage Fund 2060
Putnam Retirement Advantage Fund 2055
Putnam Retirement Advantage Fund 2050
Putnam Retirement Advantage Fund 2045
Putnam Retirement Advantage Fund 2040
Putnam Retirement Advantage Fund 2035
Putnam Retirement Advantage Fund 2030
Putnam Retirement Advantage Fund 2025
Putnam Retirement Advantage Fund 2020
Putnam Retirement Advantage Maturity Fund
Putnam Small Cap Value Fund